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                                                                   EXHIBIT 10.15


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                        PREFERRED STOCK PURCHASE WARRANT

WARRANT NO. 01                                            NUMBER OF SHARES 7,291

                               POET HOLDINGS, INC.

                             VOID AFTER MAY 31, 2002


     1. ISSUANCE. In consideration of $100 and other valuable consideration, receipt of which is hereby acknowledged, this Warrant is issued to Lighthouse Capital Partners, L.P. by Poet Holdings, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

     2. PURCHASE PRICE; NUMBER OF SHARES. The registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company at a price per share (the "Purchase Price") of $2.15, seven thousand two hundred ninety-one (7,291) fully paid and nonassessable shares of Series B Preferred Stock, $0.001 par value, of the Company (the "Preferred Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

     4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

                                   X=Y(A-B)/A

where: X = the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

       Y = the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this
           Section 4.

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       A = the fair market value of one share of Preferred Stock, as determined in good faith by the Board, as at the time the net issue election is made pursuant to this Section 4.

       B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

     5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

     6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall issue the next lower number of full shares of Preferred Stock. The Company shall pay to the Holder upon exercise the fair market value of any fractional shares of Preferred Stock otherwise issuable upon the exercise of this Warrant.

     7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire at the close of business on May 31, 2002, and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

     8. VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and any Common Stock issuable upon conversion thereof $0.001 par value, of the Company (the "Common Stock"), free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and, if applicable, the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company covenants that such shares of Preferred Stock issued pursuant to exercise and/or conversion pursuant to
Section 4 of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     10. MERGERS AND RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, this warrant shall expire immediately prior to the effective date of such Reorganization, but only if the Company shall have delivered a written notice to Holder at least twenty (20) days before such expiration, specifying that immediate action by the Holder is required. For the purposes of this Section 10, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

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     11.  CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     12.  NOTICES OF RECORD DATE, ETC. In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least ten
(10) business days prior to the date specified in such notice on which any such action is to be taken.

     13. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

          A. The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

          B. The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

          C. The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's Certificate of Incorporation or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity other than consents which have already been obtained.

          D. As long as this Warrant is, or any shares of Preferred Stock issued upon exercise of this Warrant or any shares of Common Stock issued upon conversion of such shares of Preferred Stock are, issued and outstanding, the Company will provide to the Holder the financial information under clause (b) of the definition of "Financial Statements" contained in that certain Lease Line Schedule No. 01 to Master Equipment Lease Agreement No. 105 between Poet Software Corporation and Lighthouse Capital Partners, L.P. dated as of May 10, 1995.

          E. The Company shall use its best efforts to amend the Stockholder Rights Agreement dated as of April 7, 1995, so that (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable upon exercise of this Warrant shall be Registrable Securities, and (ii) the Holder shall be a Holder, for all purposes of such Stockholder Rights Agreement. Holder shall execute such amendment agreeing to be a party thereto and to be bound by the applicable terms thereof.

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     14.  AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

     15.  NOTICES, TRANSFERS, ETC.

          A. Any notice or written communication required or permitted to be given to the Holder may be given by mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

          B. Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder, provided however that this Warrant may not be assigned or transferred more than twice during the term hereof and provided further, that this Warrant may not be subdivided into more than two (2) Warrants, and provided further that this Warrant shall not be assigned or transferred to a direct competitor of the Company Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination (or, if subdivided, as provided above, the new denominations) to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

          C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

     16. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

     17. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.

     18. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

     19. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

     20. QUALIFYING PUBLIC OFFERING. If the Company shall effect a public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company's Certificate of Incorporation in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been

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receivable by the Holder upon the exercise of this Warrant for shares of
Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

          21. VALUE. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

          22. INVESTOR REPRESENTATIONS. Holder agrees that upon exercise of the Warrant, Holder shall execute the Investor Representation Statement attached hereto as Exhibit A.

Dated: June 19, 1995

                                       POET HOLDINGS, INC.

(Corporate Seal)                       By: /s/ Dirk Bartels

                                       Name: Dirk Bartels
                                             -----------------------------------

                                       Title: President
                                              ----------------------------------

Attest:

/s/ [Illegible]

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                                  Subscription


To:                                    Date:
   ----------------------------------       -----------------------------------

     The undersigned hereby subscribes for _____________ shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                       ----------------------------------------
                                       Signature

                                       --------------------------------------
                                       Name for Registration

                                       --------------------------------------
                                       Mailing Address


                            Net Issue Election Notice


To:                                    Date:
   ----------------------------------       -----------------------------------

     The undersigned hereby elects under Section 4 to surrender the right to purchase ______ shares of Preferred Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                       ----------------------------------------
                                       Signature

                                       --------------------------------------
                                       Name for Registration

                                       --------------------------------------
                                       Mailing Address

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                                   Assignment

     For value received______________________________________hereby sells, assigns and transfers unto _______
________________________________________________________________________________
            [Please print or typewrite name and address of Assignee]

________________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoint ______________________ ______________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:
       --------------------------------

                                       -----------------------------------------

In the Presence of:

- ---------------------------------------

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                                    EXHIBIT A


                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:  LIGHTHOUSE CAPITAL PARTNERS, L.P.

COMPANY:    POET HOLDINGS INC.

SECURITY:   COMMON STOCK

AMOUNT:     ___________________


     In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

          1. I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. By reason of my business or financial experience, I have the capacity to protect my own interests in connection with the purchase of the Securities hereunder and have the ability to bear the economic risk (including the risk of total loss) of my investment.

               I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

          3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. I understand that the current information referred to above is not now available and the Company has no present plans to make such information available.

          5. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for

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such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          6. I further covenant that I will not make any sale, transfer or other disposition of the Securities in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


LIGHTHOUSE CAPITAL PARTNERS, L.P.


By:  LIGHTHOUSE MANAGEMENT
     PARTNERS, L.P., its general partner

     By: LIGHTHOUSE CAPITAL
         PARTNERS, INC., its general partner

     By:_______________________________

     Name:_____________________________

     Title:____________________________